Exhibit 32

 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Annual Report on Form 10-K of Southwest Airlines Co. (the “Company”) for the period ended December 31, 2020, as filed with the Securities and Exchange Commission (the “Report”), Gary C. Kelly, Chairman of the Board & Chief Executive Officer of the Company, and Tammy Romo, Senior Vice President Finance & Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  February 8, 2021

By:	/s/ Gary C. Kelly
Gary C. Kelly
Chairman of the Board & Chief Executive Officer (Principal Executive Officer)

By:	/s/ Tammy Romo
Tammy Romo
Executive Vice President & Chief Financial Officer (Principal Financial & Accounting Officer)